Investment Company Administration Corporation
                        4455 E. Camelback Rd., Suite 261E
                             Phoenix, Arizona 85018
                                 (602) 952-1100







July 23, 1997


Securities and Exchange Commission
Attn: Filing Desk, Stop 1-4
450 Fifth Street, N.W.
Washington, DC 20549

                                                  Re:      Advisors Series Trust
                                                File No. 333-17391 and 811-07959


Dear Sir or Madam:

On behalf of the above Registrant and pursuant to Rule 497(c) under the Securities Act of 1933, I enclose for filing via EDGAR for the Ridgeway Helms Millennium Fund series of the registrant a copy of the Prospectus dated July 15, 1997 and a copy of a supplement dated July 15, 1997 to the Prospectus dated July 15, 1997.

Sincerely yours,

/s/Robert H. Wadsworth

Robert H. Wadsworth

                         Ridgeway Helms Millennium Fund
              Supplement dated 7/15/97 to Prospectus dated 7/15/97

         The Fund's investment advisor, Ridgeway Helms Investment Management, LLC ("RHIM"), is in the process of registering as an investment advisor with the Securities and Exchange Commission. Until RHIM's advisor registration is effective, a previously registered advisory affiliate of RHIM, Ridgeway Helms Securities Corporation ("RHSC"), will act as the Fund's advisor under the same terms and negotiated fee schedule. The facilities, personnel and ownership of RHIM and RHSC are the same, and both entities have been approved to act as the Fund's investment advisor.

                         Ridgeway Helms Millennium Fund

     This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. The Fund is a separate series of Advisors Series Trust (the "Trust"), an open-end registered management investment company. A Statement of Additional Information ("SAI") dated July 15, 1997, as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge upon request by calling the Fund at
(800) 801-5992.

                   THESE SECURITIES HAVE NOT BEEN APPROVED OR
 DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
    COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS,
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                   Prospectus
                                 July 15, 1997

TABLE OF CONTENTS

Expense Table............................................................      3
Investment Objectives and Policies.......................................      4
Other Investment Techniques...............................................     5
Management of the Fund....................................................     6
Investor Guide...........................................................      7
Services Available to Shareholders.......................................      9
How to Redeem Your Shares.................................................    10
Distributions and Taxes...................................................    12
General Information.......................................................    13

                         Ridgeway Helms Millennium Fund
                        303 Twin Dolphin Drive, Suite 530
                            Redwood Shores, CA 94065
                         Fund Literature (800) 801-5992
                       Shareholder Services (888) 229-2105


     The Ridgeway Helms Millennium Fund (the "Fund") is a mutual fund with the investment objective of growth of capital. The Fund attempts to achieve its objective by investing in equity securities. See "Investment Objective and Policies." There can be no assurance that the Fund will achieve its investment objective.

EXPENSE TABLE

Expenses are one of several factors to consider when investing in the Fund. There are two types of expenses involved: shareholder transaction expenses, such as sales loads, and annual operating expenses, such as investment advisory fees.

The Fund is a no-load mutual fund and has no shareholder transaction expenses.

Annual Operating Expenses
     (As a percentage of average net assets)
Investment Advisory Fees...............................................  0.95%
Other Expenses (after expense reimbursement)...........................  0.50%
                                                                       --------

Total Fund Operating Expenses (after expense reimbursement)............  1.45%
                                                                       ========



The purpose of the above fee table is to provide an understanding of the various annual operating expenses which may be borne directly or indirectly by an investment in the Fund. Actual expenses may be more or less than those shown. The Fund's total operating expenses are not expected to exceed 2.00% of average net assets annually, but in the event that they do, the Advisor has agreed to reduce its fees to insure that the expenses for the Fund will not exceed 2.00%. "Other Expenses" in the above table have been estimated for the first fiscal year of the Fund. If the Advisor did not limit the Fund's expenses, it is expected that "Other Expenses" in the above table would be 1.45% and "Total Operating Expenses" would be 2.40%. If the Advisor does waive any of its fees, the Fund may reimburse the Advisor in future years. See "Management of the Fund."

Example

This table illustrates the net operating expenses that would be incurred by an investment in the Fund over different time periods assuming a $1,000 investment, a 5% annual return, and redemption at the end of each time period.

                                PROSPECTUS PAGE 3

1 Year   3 Years
 $15       $46

The Example shown above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In addition, federal regulations require the Example to assume a 5% annual return, but the Fund's actual return may be higher or lower. See "Management of the Fund."

The minimum initial investment in the Fund is $2,500, with subsequent minimum investments of $100 or more ($1,000 and $100, respectively, for retirement plans). Shares will be redeemed at their net asset value.

INVESTMENT OBJECTIVES AND POLICIES

What is the Fund's investment objective? The investment objective of the Fund is to seek growth of capital. There can be no assurance that the Fund will achieve its objective.

How does the Fund seek to achieve its objective? Ridgeway Helms Investment Management (the "Advisor") selects equity securities for the Fund's portfolio that it believes are experiencing, or has the potential to experience, growth in earnings that exceeds the average growth rate of companies within the Standard & Poor's 500 Composite Stock Price Index. The Advisor will also consider the relationship between the price/earnings ratio of the security and its expected growth rate. In seeking investments, the Advisor's primary emphasis is on evaluating a company's management, growth prospects, business operations, competitive forces, revenues, earnings, cash flow and balance sheet in relation to its share price. The Advisor may select stocks which it believes offer substantial growth in any or all of the above criteria and/or stocks which it believes are undervalued relative to its current price.

The Fund will invest in small, medium and large companies; the minimum market capitalization of a portfolio security is expected to be $25 million. A small company is considered to be one which has a market capitalization of less than $500 million at the time of investment. Currently, the Advisor expects approximately 20% of the Fund's portfolio to be invested in small companies, but the Advisor could invest up to two-thirds of the Fund's assets in stocks of small companies. To the extent that the Fund does invest in small capitalization stocks, there is the risk that its portfolio will be less marketable and may be subject to greater fluctuations in price than a portfolio holding stocks of larger issuers. Small capitalization stocks often pay no dividends, but income is not a primary goal of the Fund. The Advisor does not expect the Fund's annual turnover rate to exceed 100%.

There is, of course, no assurance that the Fund's objective will be achieved. Because prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary as the market value of its investment portfolio changes.


                                PROSPECTUS PAGE 4

Other securities the Fund might purchase. Under normal market conditions, the Fund will invest at least 85% of its total assets in equity securities, consisting of common stocks and securities having the characteristics of common stocks, such as convertible securities, rights and warrants. If the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest without limit in high quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. The Fund may buy or write options on equities and on stock indices. More information about these investments is contained in the SAI.

OTHER INVESTMENT TECHNIQUES

Lending Securities. To increase its income, the Fund may lend securities from its portfolio to brokers, dealers and other financial institutions. No more than one-third of the Fund's total assets may be loaned. The Fund's loans of portfolio securities will be collateralized at all times by high quality liquid securities. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The terms of the Fund's loans must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any serious matter and must meet certain tests under the Internal Revenue Code of 1986 (the "Code").

Selling Short. The Fund may sell securities short by borrowing securities it does not own and selling them. The Fund is then obligated to replace the securities borrowed by purchasing them at the market price at the time of replacement. If the securities sold short increase in value between the time of sale and the time the Fund purchases them, the Fund will incur a loss. On the other hand, if the securities decline in value, the Fund may repurchase them at a lower price and realize a profit. There are limits on the extent to which the Fund may engage in short sales, as described in the SAI.

Borrowing Money. The Fund may borrow money from banks for leverage, up to one-third of its total assets. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio assets decrease in value than would

                                PROSPECTUS PAGE 5
otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The Fund is required to segregate high quality liquid assets with its custodian equal to the amount it has borrowed.

Investment restrictions. The Fund has adopted certain investment restrictions, which are described fully in the SAI. Like the Fund's investment objective, certain of these restrictions are fundamental and may be changed only by a majority vote of the Fund's outstanding shares. As a fundamental policy, the Fund is a non-diversified fund, which may involve greater risks and volatility than would be found in a diversified fund.

MANAGEMENT OF THE FUND

The Board of Trustees of the Trust establishes the Fund's policies and supervises and reviews the management of the Fund.

The Advisor. The Fund's Advisor, Ridgeway Helms Investment Management, LLC, 303 Twin Dolphin Drive, Suite 530, Redwood Shores, California 94065, is a newly organized investment advisor formed to provide advice to Ridgeway Helms mutual funds and similar investment products. The Advisor, acting through its advisory affiliate Ridgeway Helms Securities Corporation, provides asset management services to individuals and institutional investors since June, 1995. The Advisor has not previously managed a mutual fund. Robert A. Dowlett and N. Joseph Nahas are principally responsible for the management of the Fund's portfolio. Mr. Dowlett (who controls the Advisor) is the President of the Advisor and has been active in the investment field professionally for the past five years. Prior to founding the Advisor, he was a financial consultant and guided portfolio manager with Smith Barney Inc. Mr. Nahas has also been active professionally in the investment field for the past five years. Prior to joining the Advisor as First Vice President in August, 1996, he was First Vice President
- Investments of Round Hill Securities (since November, 1994) and prior to that a financial consultant and guided portfolio manager with Smith Barney Inc.

The Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly management fee based upon the average daily net assets of the Fund at the annual rate of 0.95%.

The Administrator. Investment Company Administration Corporation (the "Administrator") prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the trustees, monitors the activities of the Fund's custodian, shareholder servicing agent and

                                PROSPECTUS PAGE 6
accountants, and coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the annual rate of 0.20%, subject to a $30,000 annual minimum.

Other operating expenses. The Fund is responsible for its own operating expenses, including but not limited to, the advisory and administration fees; custody, record keeping and shareholder servicing agent fees; legal and auditing expenses; federal and state registration fees; and fees to the Trust's disinterested trustees. The Advisor may reduce its fees or reimburse the Fund for expenses at any time in order to reduce the Fund's expenses. Reductions made by the Advisor in its fees or payments or reimbursements of expenses that are the Fund's obligation are subject to reimbursement by the Fund provided the Fund is able to do so and remain in compliance with any applicable expense limitations.

Brokerage transactions. The Advisor considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the
Advisor may lawfully and appropriately use in its investment advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Advisor may also consider the sale of Fund shares as a factor in selecting broker-dealers for the Fund's portfolio transactions. Subject to overall requirements of obtaining the best combination of price and execution on a particular transaction, the Fund may place portfolio transactions through an affiliate of the Advisor in accordance with procedures adopted by the Board of Trustees.

INVESTOR GUIDE

How to purchase shares of the Fund. There are several ways to purchase shares of the Fund. An Application Form, which accompanies this Prospectus, is used if you send money directly to the Fund by mail or by wire. If you have questions about how to invest, or about how to complete the Application Form, please call an account representative at (888) 229-2105. Ridgeway Helms Securities Corporation, 303 Twin Dolphin Drive, Redwood Shores, California 94065, an affiliate of the Advisor, is the principal underwriter ("Distributor") of the Fund's shares.

You may send money to the Fund by mail. If you wish to invest by mail, simply complete the Application Form and mail it with a check (made payable to Ridgeway Helms Millennium Fund) to the Fund's Shareholder Servicing Agent, American Data Services, Inc. at the following address:

                  Ridgeway Helms Millennium Fund
                  P.O. Box 640947
                  Cincinnati, OH 45264-0947


                                PROSPECTUS PAGE 7

You may wire money to the Fund. Before sending a wire, you should call the Fund at (888) 229-2105 between 9:00 a.m. and 5:00 p.m., Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading, in order to receive an account number. It is important to call and receive this account number, because if your wire is sent without it or without the name of the Fund, there may be a delay in investing the money you wire. You should then ask your bank to wire money to:
                  Star Bank, N.A. Cinti/Trust
                  ABA # 0420-0001-3
                  for credit to Ridgeway Helms Millennium Fund DDA # 486479777 for further credit to [your name and account number]

The Fund will charge you a $10.00 wire fee. In addition your bank may charge you a fee for sending a wire to the Fund.

You may purchase shares through an investment dealer. You may be able to invest in shares of the Fund through an investment dealer, if the dealer has made arrangements with the Distributor. The dealer may place an order for you with the Fund; the price you will pay will be the net asset value which is next calculated after receipt of the order from the dealer. It is the responsibility of the dealer to place your order promptly. A dealer may charge you a fee for placing your order, but you could avoid paying such a fee by sending an Application Form and payment directly to the Fund. The dealer may also hold the shares you purchase in its omnibus account rather than in your name in the records of the Fund's transfer agent. The Fund may reimburse the dealer for maintaining records of your account as well as for other services provided to you.

Your dealer is responsible for sending your money to the Fund promptly after placing the order to purchase shares, and the Fund may cancel the order if payment is not received from the dealer promptly.

Minimum investments. The minimum initial investment in the Fund is $2,500. The minimum subsequent investment is $100. However, if you are investing in an Individual Retirement Account ("IRA"), or you are starting an Automatic Investment Plan (see below), the minimum initial and subsequent investments are $1,000 and $100, respectively.

Subsequent investments. You may purchase additional shares of the Fund by sending a check, with the stub from an account statement, to the Fund at the address above. Please also write your account number on the check. (If you do not have a stub from an account statement, you can write your name, address and account number on a separate piece of paper and enclose it with your check.) If you want to send additional money for investment by wire, it is important for you to call the Fund at (888) 229-2105. You may also make additional purchases through an investment dealer, as described above.

                                PROSPECTUS PAGE 8

When is money invested in the Fund? Any money received for investment in the Fund from an investor, whether sent by check or by wire, is invested at the net asset value of the Fund which is next calculated after the money is received (assuming the check or wire correctly identifies the Fund and account). Orders received from dealers are invested at the net asset value next calculated after the order is received. The net asset value is calculated at the close of regular trading of the NYSE, currently 4:00 p.m., Eastern time. A check or wire received after the NYSE closes is invested as of the next calculation of the Fund's net asset value.

What is the net asset value of the Fund? The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of its shares outstanding. In calculating the net asset value, portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values determined in good faith by or under the supervision of the Board of Trustees of the Trust. The fair value of short-term obligations with remaining maturities of 60 days or less is considered to be their amortized cost.

Other information. The Distributor may waive the minimum investment requirements for purchases by certain group or retirement plans. All checks must be drawn on U.S. banks. Third party checks will not be accepted. A charge may be imposed if a check used to make an investment does not clear. The Fund and the Distributor reserve the right to reject any investment, in whole or in part. Federal tax law requires that investors provide a certified taxpayer identification number and other certifications on opening an account in order to avoid backup withholding of taxes. See the Application Form for more information about backup withholding. The Fund is not required to issue share certificates; all shares are normally held in non-certificated form on the books of the Fund, for the account of the shareholder. The Fund, under certain circumstances, accept investments of securities appropriate for the Fund's portfolio, in lieu of cash. Prior to making such a purchase, you should call the Advisor to determine if such an investment may be made.

SERVICES AVAILABLE TO SHAREHOLDERS

Retirement Plans. You may obtain a prototype IRA plan from the Fund. Shares of the Fund are also eligible investments for other types of retirement plans.

Automatic investing by check. You may make regular monthly investments in the Fund using the "Automatic Investment Plan." A check is automatically drawn on your personal checking account each month for a predetermined amount (but not less than $100), as if you had written it directly. Upon receipt of the withdrawn funds, the Fund automatically invests the money in additional shares of the Fund at the current net asset value. Applications for this service are available from the Fund. There is no charge by the Fund for this service. The Fund may terminate or

                                PROSPECTUS PAGE 9
modify  this  privilege  at any  time,  and  shareholders  may  terminate  their
participation   by  notifying  the  Shareholder   Servicing  Agent  in  writing,
sufficiently in advance of the next withdrawal.

Automatic withdrawals. The Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. To start this Program, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn each month or quarter is $50. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. A withdrawal under the Systematic Withdrawal Program involves a redemption of shares of the Fund, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Exchange Privilege. You may exchange your shares of the Fund (in amounts of $1,000 or more) for shares of RNC Liquid Assets Fund, Inc. ("RNC Fund"), a money market fund not affiliated with the Fund or the Advisor, if shares of RNC Fund are offered in the state where you live. Prior to making an exchange, you should obtain and read carefully the prospectus of RNC Fund. The exchange privilege is not an offering or recommendation of RNC Fund by the Fund or the Advisor. For more information, call the Shareholder Servicing Agent at (888) 229-2105.

HOW TO REDEEM YOUR SHARES

You have the right to redeem all or any portion of your shares of the Fund at their net asset value on each day the NYSE is open for trading.

Redemption in writing. You may redeem your shares by simply sending a written request to the Fund. You should give your account number and state whether you want all or part of your shares redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. You should send your redemption request to:

                  Ridgeway Helms Millennium Fund
                  c/o American Data Services
                  P.O. Box 5536
                  Hauppauge, NY  11788-0132

Signature guarantee. If the value of the shares you wish to redeem exceeds $5,000, the signatures on the redemption request must be guaranteed by an "eligible guarantor institution." These institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing a signature must be a member of a clearing corporation or maintain net capital of at least $100,000.

                               PROSPECTUS PAGE 10

Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Redemption by telephone. If you complete the Redemption by Telephone portion of the Fund's Application Form, you may redeem shares on any business day the NYSE is open by calling the Fund's Shareholder Servicing Agent at (888) 229-2105 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired, at your direction, on the next business day to the bank account you designated on the Application Form. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds).
Telephone redemptions cannot be made for IRA accounts.

By establishing telephone redemption privileges, you authorize the Fund and its Shareholder Servicing Agent to act upon the instruction of any person who makes the telephone call to redeem shares from your account and transfer the proceeds to the bank account designated in the Application Form. The Fund and the Shareholder Servicing Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on these instructions. If these normal identification procedures are followed, neither the Fund nor the Shareholder Servicing Agent will be liable for any loss, liability, or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Fund may change, modify, or terminate these privileges at any time upon at least 60-days' notice to shareholders.

You may request telephone redemption privileges after your account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity.

What price is used for a redemption? The redemption price is the net asset value of the Fund's shares, next determined after shares are validly tendered for redemption. All signatures of account holders must be included in the request, and a signature guarantee, if required, must also be included for the request to be valid.

When are redemption payments made? As noted above, redemption payments for telephone redemptions are sent on the day after the telephone call is received. Payments for redemptions sent in writing are normally made promptly, but no later than seven days after the receipt of a request that meets requirements described above. However, the Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with rules of the Securities and Exchange Commission.

                               PROSPECTUS PAGE 11

If shares were purchased by wire, they cannot be redeemed until the day after the Application Form is received. If shares were purchased by check and then redeemed shortly after the check is received, the Fund may delay sending the redemption proceeds until it has been notified that the check used to purchase the shares has been collected, a process which may take up to 15 days. This delay may be avoided by investing by wire or by using a certified or official bank check to make the purchase.

Repurchases from dealers. The Fund may accept orders to repurchase shares from an investment dealer on behalf of a dealer's customers. The net asset value for a repurchase is that next calculated after receipt of the order from the dealer. The dealer is responsible for forwarding any documents required in connection with a redemption, including a signature guarantee, promptly, and the Fund may cancel the order if these documents are not received promptly.

Other information about redemptions. A redemption may result in recognition of a gain or loss for federal income tax purposes. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or Uniform Gifts or Transfers to Minors Act account) may be redeemed by the Fund if, due to redemptions you have made, the total value of your account is reduced to less than $500. If the Fund determines to make such an involuntary redemption, you will first be notified that the value of your account is less than $500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

DISTRIBUTIONS AND TAXES

Dividends and other distributions. Dividends from net investment income, if any, are normally declared and paid by the Fund in December. Capital gains distributions, if any, are also normally made in December, but the Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless you have previously requested in writing to the Shareholder Servicing Agent that payment be made in cash. Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the record date by the amount of the dividend or distribution. You should note that a dividend or distribution paid on shares purchased shortly before that dividend or distribution was declared will be subject to income taxes even though the dividend or distribution represents, in substance, a partial return of capital to you.

Taxes. The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code").

                               PROSPECTUS PAGE 12

As long as the Fund continues to qualify, and as long as the Fund distributes all of its income each year to the shareholders, the Fund will not be subject to any federal income or excise taxes. Distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the intercorporate dividends-received deduction. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. You will be informed annually of the amount and nature of the Fund's distributions. Additional information about taxes is set forth in the Statement of Additional Information. You should consult your own advisers concerning federal, state and local taxation of distributions from the Fund.

GENERAL INFORMATION

The Trust. The Trust was organized as a Delaware business trust on October 3, 1996. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

Shareholder Rights. Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Investment Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

Performance Information. From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's total return will be based upon the value of

                               PROSPECTUS PAGE 13
the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset value of those shares at the end of the period, assuming reinvestment of all distributions. Total return figures will reflect all recurring charges against Fund income. You should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

Shareholder   Inquiries.   Shareholder  inquiries  should  be  directed  to  the
Shareholder Servicing Agent at (888) 229-2105.

                               PROSPECTUS PAGE 14

                                     ADVISOR
                    Ridgeway Helms Investment Management, LLC
                        303 Twin Dolphin Drive, Suite 530
                            Redwood Shores, CA 94065


                                   DISTRIBUTOR
                      Ridgeway Helms Securities Corporation
                        303 Twin Dolphin Drive, Suite 530
                        Redwood Shores, California 94065


                                    CUSTODIAN
                                 Star Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202


                                 TRANSFER AGENT
                          American Data Services, Inc.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132


                                    AUDITORS
                             McGladrey & Pullen, LLP
                                555 Fifth Avenue
                               New York, NY 10017


                                  LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104